Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXECUTION VERSION
OMNIBUS AMENDMENT NO. 2 TO INDENTURE SUPPLEMENTS
This Omnibus Amendment No. 2 to the Indenture Supplements (as defined below) (this “Amendment”) is dated as of April 28, 2023, by and among LOANDEPOT GMSR MASTER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), LOANDEPOT.COM, LLC (“loanDepot”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), as administrative agent (the “Administrative Agent”), and is consented to by NEXERA HOLDING LLC (“Nexera”), as noteholder of the Series 2017-VF1 Note, Series 2017-MBSADV1 Note, Series 2021-SAVF1 Note and Series 2021-PIAVF1 Note (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (defined below).
W I T N E S S E T H:
WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and Pentalpha Surveillance LLC, as credit manager (the “Credit Manager”), are parties to that certain Second Amended and Restated Base Indenture, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by (i) that certain Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”), (ii) that certain Series 2021-PIAVF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Indenture Supplement”), (iii) that certain Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Indenture Supplement”) and (iv) that certain Series 2017-MBSADV1 Indenture Supplement, dated as of August 11, 2017 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-MBSADV1 Indenture Supplement” and together with Series 2017-VF1 Indenture Supplement, Series 2021-PIAVF1 Indenture Supplement and Series 2021-SAVF1 Indenture Supplement, the “Indenture Supplements,” and each an “Indenture Supplement,” and together with the Base Indenture, the “Indenture”);
WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and Noteholder have agreed, subject to the terms and conditions of this Amendment, that each Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Indenture Supplements;
WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture Supplements;
WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;
WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;
WHEREAS, pursuant to Section 1.3 of the Base Indenture and Section 10 or Section 9 of each Indenture Supplement, as applicable, relating to the Amendment thereof (the “Amendments Section”) of each Indenture Supplement, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with;
WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);
WHEREAS, currently there are four (4) Outstanding Series of Variable Funding Notes: (i) the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and is financed by Nexera under the Amended and Restated Series 2017-VF1 Repurchase Agreement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment No. 2, dated as of August 31, 2022, Amendment No. 3, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”), among the Administrative Agent, loanDepot and Nexera, pursuant to which loanDepot sold all of its rights, title and interest in the Series 2017-VF1 Note to Nexera; (ii) the Series 2021-SAVF1 Note (the “Series 2021-SAVF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2021-SAVF1 Indenture Supplement, and is financed by Nexera under the Series 2021-SAVF1 Repurchase Agreement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment No. 2, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Repurchase Agreement”), among Administrative Agent, loanDepot and Nexera, pursuant to which loanDepot sold all of its rights, title and interest in the Series 2021-SAVF1 Note; (iii) the Series 2021-PIAVF1 Note (the “Series 2021-PIAVF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2021-PIAVF1 Indenture Supplement, and is financed by Nexera under the Series 2021-PIAVF1 Repurchase Agreement, dated as of February 10, 2022 (as amended by Amendment No. 1, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Repurchase Agreement”); and (iv) the Series 2017-MBSADV1 Note (the “Series 2017-MBSADV1 Note”), was issued pursuant to the Series 2017-MBSADV1 Indenture Supplement and sold to Nexera pursuant to the Note Purchase Agreement, dated as of August 11, 2017 (the “Series 2017-MBSADV1 Note Purchase Agreement”), among the Issuer, the Administrative Agent and Nexera, as purchaser;
WHEREAS, (i) pursuant to the Trust Agreement, loanDepot is the sole Owner, (ii) pursuant to the Series 2017-VF1 Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Series 2017-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by Nexera, as the buyer of the Series 2017-VF1 Note under the Series 2017-VF1 Repurchase Agreement; (iii) pursuant to the Series 2021-PIAVF1 Indenture Supplement, with respect to the Series 2021-PIAVF1 Note, any Action provided by the Base Indenture or the Series 2021-PIAVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by Nexera, as the buyer of the Series 2021-PIAVF1 Note under the Series 2021-PIAVF1 Repurchase Agreement; (iv) pursuant to the Series 2021-SAVF1 Indenture Supplement, with respect to the Series 2021-SAVF1 Note, any Action provided by the Base Indenture or the Series 2021-SAVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by Nexera, as buyer of the Series 2021-SAVF1 Note under the Series 2021-SAVF1 Repurchase Agreement; and (v) pursuant to the terms of the Series 2017-MBSADV1 Note Purchase Agreement, Nexera is the purchaser of the Series 2017-MBSADV1 Note, and therefore Noteholders collectively are 100% of the VFN Noteholders of the Outstanding Notes and therefore Noteholders collectively are the Series Required Noteholder of all Variable Funding Notes;
WHEREAS, each Indenture Supplement is a Transaction Document; and
WHEREAS, pursuant to the Amendments Section, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Indenture Supplements pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholders of 100% of the Outstanding Notes.
NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:
SECTION 1.Amendments to the Indenture Supplements. Each Indenture Supplement, unless otherwise noted, is amended as follows. Any reference to “Series [__]” in this Amendment shall be a reference to the related Series of VFN Note issued pursuant to such Indenture Supplement and “Section [__]” shall be a reference to the related Section of such Indenture Supplement (by way of example, for purposes of the Series 2017-VF1 Indenture Supplement, each reference to “Series [__]” shall mean a reference to “Series 2017-VF1” and “Section [__]” shall mean a reference to a corresponding Section in the Series 2017-VF1 Indenture Supplement).

(a)Section 5 of each Indenture Supplement (other than the Series 2017-MBSADV1 Indenture Supplement) is hereby amended by adding the following as a new subsection at the end of such Section:
Notwithstanding anything to the contrary herein or in the Base Indenture, absent a cash payment to reduce the VFN Principal Balance, the VFN Principal Balance of the Series [__] Notes may not be adjusted to reduce the VFN Principal Balance thereof by the Administrator, on behalf of the Issuer, without the written consent of the Administrative Agent (which consent may be provided electronically).
(b)Schedule 1 of the Series 2021-SAVF1 Indenture Supplement is hereby amended by deleting the table underneath “Advance Rates” in its entirety and replacing it with the following:

Type of Servicing Advance	[***]	[***]	[***]
Escrow Advances
FHA	[***]%	[***]%	[***]%
VA	[***]%	[***]%	[***]%
Other	[***]%	[***]%	[***]%
Corporate Advances
FHA	[***]%	[***]%	[***]%
VA	[***]%	[***]%	[***]%
Other	[***]%	[***]%	[***]%

Each Advance Rate Percentage shall adjust on the dates specified in the table above.
SECTION 2.Consent. Each of the Issuer, the Noteholder, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby consents to this Amendment. The Noteholder hereby certifies that (i) it holds 100% of the Outstanding Notes and therefore is the Majority Noteholder and the Series Required Noteholder, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee to execute this Amendment, (iii) such power has not been granted or assigned to any other person, and (iv) the Indenture Trustee may conclusively rely upon this certification.
SECTION 3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective (i) upon the execution and delivery of this Amendment by all parties hereto and (ii) upon delivery of an Officer’s Certificate.
SECTION 4.Waiver of Opinions. The Noteholder hereby directs the Indenture Trustee to execute and deliver this Amendment and waives the requirement for the Authorization Opinion and the Issuer Tax Opinion.

SECTION 5.No Default; Representations and Warranties. loanDepot and the Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholder that as of the date hereof it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed, remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 6.Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture Supplements shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
SECTION 7.No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.
SECTION 8.Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
SECTION 9.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 10.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 12.Indenture Trustee. The Indenture Trustee shall have the same rights, protections, exculpations and immunities hereunder as it has under the Indenture as if such rights, protections, exculpations and immunities were expressly set forth herein mutatis mutandis.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT GMSR MASTER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Devon C. A. Reverdito
Name: Devon C. A. Reverdito
Title: Assistant Vice President

[LD GMSR – Omnibus Amendment No. 2 to Indenture Supplements]

LOANDEPOT.COM, LLC, as Administrator and Servicer

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: CFO

[LD GMSR – Omnibus Amendment No. 2 to Indenture Supplements]

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its
general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[LD GMSR – Omnibus Amendment No. 2 to Indenture Supplements]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By: /s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[LD GMSR – Omnibus Amendment No. 2 to Indenture Supplements]

CONSENTED TO BY:
NEXERA HOLDING LLC, as 100% Noteholder of the Series 2017-VF1 Note, Series 2021-SAVF1 Note, Series 2021-PIAVF1 Note and Series 2017-MBSADV1 Note

By: /s/ Steven Abreu
Name: Steven Abreu
Title: Chief Executive Officer

[LD GMSR – Omnibus Amendment No. 2 to Indenture Supplements]